UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of report (Date of earliest event reported):

August 27, 2010 (August 23, 2010)

JDS UNIPHASE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

430 North McCarthy Boulevard

Milpitas, California 95035

(Address of Principal Executive Offices, Including Zip Code)

(408) 546-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On August 23, 2010 JDS Uniphase Corporation (the “Company”) and David Holly agreed that, effective immediately, Mr. Holly’s service as Executive Vice President and President, Communications Test & Measurement Group will cease and he will assume the new role of Senior Vice President, Emerging Markets and Strategic Projects.

(e) Effective September 26, 2010 and pursuant to his new role at the Company, Mr. Holly’s base salary will be changed to $275,000. In addition, Mr. Holly’s target incentive opportunity under the Company’s Variable Pay Plan (the “Plan”) will be 50% of his base salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS Uniphase Corporation

	By:	/S/ DAVID VELLEQUETTE
David Vellequette
Executive Vice President and Chief Financial Officer
August 27, 2010